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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 2002


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



          001-13255                                     43-1781797
          ---------                                     ----------
          (COMMISSION                                   (IRS EMPLOYER
          FILE NUMBER)                                  IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 5.  OTHER EVENTS.

         On September 13, 2002, Solutia Inc. issued a press release announcing the verdict in Fluor Daniel Corporation v Solutia Inc. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference. After the press release was issued, Solutia received the court's order requiring the parties to mediate their dispute before a court-designated mediator.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

         Exhibit Number                   Description
         --------------                   -----------

              99               Press Release dated September 13, 2002,
                               issued by Solutia Inc.






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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                                  SOLUTIA INC.
                                  --------------------------------------------
                                                  (Registrant)

                                              /s/ Karen L. Knopf
                                  --------------------------------------------
                                              Assistant Secretary









DATE: SEPTEMBER 17, 2002




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


   Exhibit Number                            Description
   --------------                            -----------
99 Press Release dated September 13, 2002, issued by Solutia Inc.